EXHIBIT 13.2

     Certification of Chief Financial Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, Barbara West, Director of Central Minera Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Annual Report on Form 20-F of Central Minera Corp. for the year ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Minera Corp.

Vancouver, British Columbia, Canada

by: /s/ Barbara West

December 21, 2007

Barbara West
Director

A signed original of this written statement required by Section 906 has been provided to Central Minera Corp. and will be retained by Central Minera Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Central Minera Form 20F December 2007